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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              __________________

                                   FORM 8-K

                                Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              __________________

               Date of Report (Date of earliest event reported):
                                August 23, 2001

                              ___________________

                                 VIDAMED, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                        0-26082                77-0314454
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
       Incorporation)                                     Identification Number)


     46107 Landing Parkway
      Fremont, California                              94538
(Address of Principal Executive Offices)             (Zip Code)


                                (510) 492-4900
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
         (Former Name or Former Address, If Changed Since Last Report)

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Item 5.  Other Events

     On August 23, 2001, VidaMed, Inc. announced that Randy D. Lindholm, Chairman, President and Chief Executive Officer of VidaMed, adopted a written trading plan pursuant to Rule 10b5-1 under the Securities Act of 1934 that will allow him to sell up to 15,000 shares of VidaMed stock a month. Mr. Lindholm currently holds over 2.1 million shares of VidaMed stock, including stock options. A copy of the press release announcing the plan is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.


Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

             Exhibit
               No.                        Description
             -------          ------------------------------------
              99.1            Press Release issued August 23, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           VIDAMED, INC.

                           By: /s/ Randy D. Lindholm
                               ---------------------------
                                   Randy D. Lindholm
                               Chairman, President and Chief Executive Officer


Dated:   August 23, 2001
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                                 VIDAMED, Inc.

                                   FORM 8-K

                                 Exhibit Index
                                 -------------



 Exhibit
   No.                   Description                       Method of Filing
 -------      ------------------------------------         ----------------
  99.1        Press Release issued August 23, 2001          Filed herewith